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                                                                   EXHIBIT 10.18

                  FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT
                  -------------------------------------------

     THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this "First Amendment") is made and entered into this 14th day of October, 1996, by and between FINANCIAL SERVICE CORPORATION, a Georgia corporation with its principal executive offices in Cobb County, Georgia (the "Company"), and E. JAMES WISNER, a resident of Fulton County, Georgia ("Wisner").

                              W I T N E S  E T H:

     WHEREAS, on October 2, 1991, the Company and Wisner entered into that certain Stock Purchase Agreement (the "Stock Purchase Agreement") pursuant to which the Company and Wisner agreed that, upon Wisner's death, the Company would purchase certain shares of Common Stock of the Company then owned by Wisner on terms, and subject to conditions, set forth in said Stock Purchase Agreement; and

     WHEREAS, the Company and Wisner have each determined that it is in their respective best interests to amend the Stock Purchase Agreement to, among other things, (i) provide for a different method of calculating the purchase price to be paid by the Company for certain shares of Company Common Stock held by Wisner at his death, (ii) reflect that the Company has obtained additional life insurance with which to fund a portion of the purchase price and (iii) provide that life insurance proceeds in excess of those required to fund a portion of the purchase price will be paid to the Company and not to Wisner's estate;

     NOW, THEREFORE, FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00), the premises, the covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

     1.   General.     Capitalized terms not otherwise defined herein shall
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          have the respective meanings given to such terms in the Stock Purchase
          Agreement. The Stock Purchase Agreement, as hereby amended, shall remain in full force and effect in accordance with its terms as amended hereby. From and after the date of this First Amendment, references to the Stock Purchase Agreement shall be deemed to be references to the Stock Purchase Agreement as amended by this First Amendment.

     2.   Definitions. Section 1 of the Stock Purchase Agreement is hereby
          -----------
          amended as follows:

          (a) The definition of "Book Value" that is set forth in Section 1 of the Stock Purchase Agreement is deleted in its entirety and the following definition is inserted in lieu thereof:

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               "Book Value" shall mean the book value per share of Common Stock of the Company as reflected on the consolidated financial statements of the Company prepared as of the last day of the month immediately preceding the month in which Wisner dies and determined in accordance with generally accepted accounting principles consistently applied, which statements shall be certified by the Company's principal financial officer (who for purposes of this Agreement must be someone other than Wisner) as presenting fairly the financial condition of the Company.

          (b) The definition of "Policy" that is set forth in Section 1 of the Stock Purchase Agreement is deleted in its entirety and the following definition is inserted in lieu thereof:

               "Policy" shall mean (i) the term life insurance policy (policy number 79622023) issued by The Prudential Insurance Company of America in the amount of $1,300,000 on the life of Wisner, a copy of which is attached as Exhibit I to the First Amendment to Stock Purchase Agreement and (ii) the term life insurance policy (policy number 2609892) issued by First Colony Life Insurance Co. in the amount of $3,500,000 on the life of Wisner, a copy of which is attached as Exhibit II to the First Amendment to Stock Purchase Agreement.

          (c) The definition of "Purchase Price" that is set forth in Section 1 of the Stock Purchase Agreement is deleted in its entirety and the following definition is inserted in lieu thereof:

               "Purchase Price" of a share of Wisner Stock shall mean an amount equal to the sum of (i) the per share Book Value (as adjusted for stock splits, stock dividends, recapitalizations and other similar events occurring between the date of the financial statements from which Book Value is determined and the initial purchase date and (ii) the Purchase Price Adjustment (hereinafter defined), if any.

          (d) Immediately following the definition of "Purchase Price" there is hereby added the following definition:

               "Purchase Price Adjustment" shall mean an amount per share of Wisner Stock determined as follows. If no Sale (hereinafter defined) occurs prior to the end of the twenty-fourth month following the month in which Wisner dies, the amount of the Purchase Price Adjustment shall be zero. If a Sale does occur prior to the end of the twenty-fourth month following the month in which Wisner dies, the

               Purchase Price Adjustment shall be equal to (i) the "Adjustment Factor" (calculated as set forth below) multiplied by (ii) a fraction, the denominator of which is 24 and the numerator of which is the number of whole and partial months remaining between the month in which the Sale occurs and the end of the twenty-four month period; provided, however, that in no event shall the numerator be greater than 24. The numerator shall include the month in which the Sale occurs.

               For purposes of this definition of Purchase Price Adjustment, the Adjustment Factor shall be calculated as follows. If the fair market value of the consideration per share of Company Common Stock received by holders thereof in connection with any Sale (which fair market value per share shall be calculated for this purpose as though the same number of shares of Company Common Stock are outstanding on the date of the Sale as were outstanding on the date as of which Book Value was calculated) is not greater than two (2) times Book Value, the Adjustment Factor shall be zero. If the fair market value of the consideration per share of Company Common Stock received by holders thereof in connection with any Sale (which fair market value per share shall be calculated for this purpose as though the same number of shares of Company Common Stock are outstanding on the date of the Sale as were outstanding on the date as of which Book Value was calculated) is greater than two (2) times Book Value, the Adjustment Factor shall equal the difference between two (2) times Book Value and the fair market value of the consideration per share of Company Common Stock received by holders thereof in connection with the Sale (which fair market value per share shall be calculated for this purpose as though the same number of shares of Company Common Stock are outstanding on the date of the Sale as were outstanding on the date as of which Book Value was calculated).

     (e) Immediately following the definition of "Purchase Price Adjustment" there is hereby added the following definition:

               "Sale" shall mean the consummation, following the date of Wisner's death, of any of the following: (i) a sale of substantially all of the assets of the Company, or of any subsidiary or subsidiaries of the Company, that results in consideration being distributed to holders of Company Common Stock; (ii) a sale of then previously issued and outstanding shares of the Company, or of any subsidiary or subsidiaries of the Company, which sale (a) results in a change in beneficial ownership of 50% or more of the issued and outstanding Common Stock to the Company, or 50% or
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               more of the issued and outstanding voting stock of such
               subsidiary or subsidiaries and (b) results in consideration being distributed to holders of Company Common Stock; or (iii) a merger or share exchange involving the Company, or any subsidiary or subsidiaries of the Company, which merger or share exchange results in consideration being distributed to holders of Company Common Stock.

     (f) The definition of "Wisner Stock" that is set forth in Section 1 of the Stock Purchase Agreement is deleted in its entirety and the following definition is inserted in lieu thereof:

               "Wisner Stock" shall mean (i) the 248,098 shares of Company Common Stock beneficially owned by Wisner on the date hereof and
               (ii) any securities issued or issuable with respect to such shares of Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization or otherwise, but the shares referred to in the foregoing clauses (i) and (ii) shall be "Wisner Stock" only so long as they are beneficially owned by Wisner or, after Wisner's death, by Wisner's estate. Other than as provided above, "Wisner Stock" shall not include any shares of Common Stock acquired by Wisner after the date hereof (including any shares beneficially owned on the date hereof, transferred to a third party (unless Wisner retains beneficial ownership), and subsequently reacquired by Wisner). Wisner shall be deemed to "beneficially own" any shares of Common Stock which he owns of record, which are held in trust for his benefit, or from which he otherwise derives a direct pecuniary benefit. Wisner also shall be deemed to "beneficially own" any shares of Common Stock held in trust for the benefit of his spouse or children, or other relatives that are his dependents, or any shares of Common Stock owned beneficially and of record by such persons, in either case to the extent that such shares were acquired from Wisner, whether by gift or purchase. "Wisner Stock" shall not include any options, warrants, or other contractual rights to acquire shares of Common Stock.

     3.   Payment.  Section 2(b) of the Stock Purchase Agreement is hereby
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amended by deleting said Section 2(b) in its entirety and inserting, in lieu thereof, the following:

          (b)  Payment.
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               (i) Purchase Price Excluding Purchase Price Adjustment.   The
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               Company shall pay the aggregate Purchase Price (excluding the
               Purchase Price Adjustment) by wire transfer of immediately available funds to an account designated by the Representative in writing at least two days prior to the date of such payment, except that:


                    (a) If (I) Wisner dies on or before March 2, 2007 (Wisner's 65th birthday), or (II) Wisner dies after March 2, 2007, but the Company has continued to maintain the Policy after such date, then to the extent that the aggregate Purchase Price (excluding the Purchase Price Adjustment) exceeds $4,800,000, the Company, at its option, may issue and deliver to or at the direction of the Representative a promissory note substantially in the form attached as Exhibit A to this Stock Purchase Agreement (the "Note") in payment of the amount of the aggregate Purchase Price (excluding the Purchase Price Adjustment) in excess of $4,800,000; and

                    (b) If Wisner dies after March 2, 2007, and the Company has not continued to maintain the Policy, then the Company shall pay at least one-fourth of the aggregate Purchase Price (excluding the Purchase Price Adjustment) in immediately available funds but, at its option, may issue and deliver to or at the direction of the Representative the Note in payment of the remainder of the aggregate Purchase Price (excluding the Purchase Price Adjustment).

                    If the Note is delivered under Section 2(b)(i)(a), it shall have a term of 60 months, and if the Note is delivered under
                    Section 2(b)(i)(b), it shall have a term of 120 months.

               (ii) Purchase Price Adjustment. The aggregate amount of the
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               Purchase Price Adjustment shall be paid immediately following the consummation of the Sale that is the cause of the Purchase Price Adjustment. No less than ten (10) days prior to the consummation of such Sale, the Company shall notify the Representative in writing of the date on which the Sale will be consummated. Representative shall then notify the Company in writing, at least two days prior to the proposed consummation date, of the account into which the Purchase Price Adjustment is to be deposited. The Company shall cause the Purchase Price Adjustment to be wired, in immediately available funds, to the account designated by the Representative.

     4.   Closing.  Section 2(c) of the Stock Purchase Agreement is hereby
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amended by deleting the last sentence of said Section in its entirety and inserting, in lieu thereof, the following:

               Except as provided otherwise in Section 3 below, on the date fixed for the purchase, the Representative shall surrender the certificates representing the Wisner Stock, free and clear of all liens and encumbrances and properly endorsed for transfer, at the principal office of the Company, against payment of the aggregate Purchase Price (excluding the Purchase Price Adjustment) for the Wisner Stock.

     5.   Limitation of Purchase Obligation.  Section 3(a) of the Stock
          ---------------------------------
Purchase Agreement is hereby amended by deleting the reference to "Section 2(b)" that is contained in said Section and inserting, in lieu thereof, a reference to "Section 2(b)(i)."

     6.   Security Interest.   Section 4 of the Stock Purchase Agreement is
          -----------------
hereby amended by deleting said Section 4 in its entirety and inserting, in lieu thereof, the following:

          SECTION 4.     Security Interest.

          (a) Grant of Security Interest. As security for the payment of the Purchase Price (excluding the Purchase Price Adjustment), the Company hereby assigns, transfers and pledges to Wisner a continuing first priority security interest in all of the Company's right, title and interest in the Policy and any proceeds thereof (the "Collateral") and hereby delivers the Policy and a collateral assignment thereof (the "Assignment") to Wisner, receipt of which is hereby acknowledged by Wisner.

          (b) Representations and Warranties. The Company represents and warrants to Wisner that except for the security interest granted hereunder and any interests or liens that may have been created before Wisner transferred the Policy to the Company, the Company is the legal and equitable owner of the Collateral and holds the Collateral free and clear of any liens, and the Company will not make any sale, assignment, pledge, mortgage, or transfer of the Collateral except pursuant to this Agreement. The Company covenants that it shall pay the premiums and otherwise maintain the Policy as provided in Section 5.

          (c) Further Assistance. The Company agrees, at its expense, promptly to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as Wisner may from time to time reasonably request to better assure and preserve the security interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the security interest created hereby, and the filing of any financing statements or other documents in connection herewith. Without limiting the foregoing, Wisner is hereby authorized to file one or more financing statements, continuation statements, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Company hereunder, without the signature of the Company, naming the Company as debtor and Wisner as secured party.

          (d)  Enforcement.   If the Company fails to pay the Purchase Price
          (excluding the Purchase Price Adjustment) in accordance with the terms of this Agreement, the Representative may, on Wisner's behalf, proceed to protect and enforce the rights vested in Wisner by this Agreement, including the right to cause the proceeds of the Policy (up to the amount of the Purchase Price excluding the Purchase Price Adjustment) to be paid directly to Wisner's estate or to another seller of Wisner Stock hereunder, and to enforce Wisner's rights hereunder to such proceeds and all other rights hereunder by such appropriate judicial proceedings as it shall deem most effective to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, and it may exercise any other or additional rights or remedies granted to a secured party under applicable law.

          (e) Termination of Security Interest. The security interest granted by the Company hereunder shall terminate on the earlier to occur of:
          (i) the termination of this Agreement or (ii) the transfer of the Policy to Wisner or at the direction of Wisner pursuant to Section 5(d).

     7.   Payment of Premiums; Maintenance of Policy and Payment of Excess
          ----------------------------------------------------------------
Proceeds.  Section 5 of the Stock Purchase Agreement is hereby amended by
--------
deleting said Section 5 in its entirety and inserting, in lieu thereof, the following:

          SECTION 5 Payment of Premiums; Maintenance of Policy and Payment of Excess Proceeds.

          (a) Company's Payment Obligation. For so long as the security interest described in Section 4 is in effect, the Company shall pay all premiums and other expenses on the Policy as they become due through March 2, 2007 (the date of Wisner's 65th birthday). The Company may, but is not required to, continue to pay such premiums and expenses after such date.

          (b) Wisner's Right to Cure Nonpayment. So long as the Company is obligated to pay the premiums and expenses of the Policy, if at any time a premium or expense is not paid within twenty days after its due date, Wisner shall be entitled to pay such premium or expense as agent of the Company, and the Company shall reimburse him promptly

          (in cash or by delivery of a demand promissory note of the Company substantially in the form attached hereto as Exhibit B) for any such payment. The Company shall notify Wisner of any nonpayment of any such premium or expense within twenty days after its due date and shall authorize and direct The Prudential Insurance Company of America and First Colony Life Insurance Co. to give Wisner, upon his written request, any information about the status of the Policy.

          (c) Wisner's Obligation to Cooperate. Wisner agrees to take any physical examinations and sign any applications as shall be necessary from time to time to maintain the Policy or to enable the Company to obtain any additional insurance.

          (d) Transfer of Policy upon Termination of Company's Payment Obligation. When the Company is no longer obligated, and has not elected, to maintain the Policy as provided in Section 5(a), the Company shall transfer the Policy to or at the direction of Wisner and shall change or assist in the changing of the beneficiary under the Policy at Wisner's direction.

          (e) Payment of Excess Proceeds. If, pursuant to the terms of this Agreement, the Policy continues to be maintained by the Company at the time of Wisner's death, the Company shall be entitled to any and all proceeds of the Policy which exceed the aggregate amount of the Purchase Price (excluding the Purchase Price Adjustment).


     8.   Termination.   Section 9 of the Stock Purchase Agreement is
          -----------
hereby amended by deleting said Section 9 in its entirety and inserting, in lieu thereof, the following:


          SECTION 9. Termination of this Agreement. This Agreement shall terminate upon the first to occur of the following:

          (a) The mutual written agreement of the Company and Wisner to terminate this Agreement;

          (b) The merger of the Company with another corporation or entity, or the sale of all or substantially all of the assets of the Company to another corporation or entity, in which a majority of the voting equity interest of the surviving or successor corporation or entity is not owned by the persons who immediately before the transaction were shareholders of the Company; provided, however, that notwithstanding anything in this Agreement to the contrary, the obligation of the Company to pay, or cause to be paid, the Purchase Price Adjustment shall survive any termination of this Agreement pursuant to this
          Section 9(b); or

          (c) The date of which either of the following exists: (i) Wisner shall be alive and shall not beneficially own any shares of Wisner Stock or (ii) Wisner shall have died and the full amount of the Purchase Price (including the Purchase Price Adjustment) shall been paid by the Company.

          Upon the termination of this Agreement, the security interest granted hereby shall be terminated and the Company shall promptly assign the Policy to Wisner, if he is then living. Once terminated, neither this Agreement nor the security interest created hereby shall be reinstated by any subsequent acquisition of shares of Common Stock by Wisner.

     9.   Governing Law. This First Amendment shall be governed by, and
          -------------
construed in accordance with, the internal laws of the State of Georgia applicable to agreements made and to be performed entirely within such state.

     10.  Counterparts. This First Amendment may be executed simultaneously in
          ------------
one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have affixed their respective hands and seals, or have caused this First Amendment to be executed by their duly authorized officers, this 14th day of October, 1996.

                                    FINANCIAL SERVICE CORPORATION


                                    By: /s/Thomas W. Hutchins
                                        ---------------------------
                                        Title: Senior Vice President



                                    /s/E. James Wisner       (SEAL)
                                    -------------------------
                                    E. James Wisner

                                  "Exhibits"


Exhibit I.

Prudential Insurance Company Of America;
Policy No. #79622023
           ---------
Policy Amount:  $1,300,000


Exhibit II.

First Colony Life Insurance Company;
Policy No. #2609892
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Policy Amount:  $3,500,000